     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 1996


                                                       REGISTRATION NO. 333-4018
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                AMENDMENT NO. 3


                                       TO

                                    FORM S-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                        HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                             5984                            73-1493906
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)            Identification No.)

                             ---------------------

        8801 SOUTH YALE AVENUE, SUITE 310                          H. MICHAEL KRIMBILL
              TULSA, OKLAHOMA 74137                     VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
            TELEPHONE: (918) 492-7272                            HERITAGE HOLDINGS, INC.
                                                            8801 SOUTH YALE AVENUE, SUITE 310
   (Address, including zip code, and telephone                    TULSA, OKLAHOMA 74137
   number, including area code, of registrant's                 TELEPHONE: (918) 492-7272
           principal executive offices)                    (Name, address, including zip code,
                                                        and telephone number, including area code,
                                                                  of agent for service)

                             ---------------------

                                   Copies to:

      ANDREWS & KURTH L.L.P.        DOERNER, SAUNDERS, DANIEL & ANDERSON       BAKER & BOTTS, L.L.P.
       425 LEXINGTON AVENUE                320 SOUTH BOSTON AVENUE                ONE SHELL PLAZA
            10TH FLOOR                            SUITE 500                        910 LOUISIANA
     NEW YORK, NEW YORK 10017               TULSA, OKLAHOMA 74103               HOUSTON, TEXAS 77002
          (212) 850-2800                       (918) 582-1211                      (713) 229-1234
ATTENTION: MICHAEL Q. ROSENWASSER   ATTENTION: LAWRENCE T. CHAMBERS, JR.     ATTENTION: JOSHUA DAVIDSON

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                             ---------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES
AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE
A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT
SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE
SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.
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- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The expenses to be paid by the registrant in connection with this offering other than underwriting discounts and commissions, if any, are estimated as follows:

    Securities and Exchange Commission registration fee......................  $   33,977
    NASD filing fee..........................................................      10,354
    Printing and engraving expenses..........................................     250,000
    Legal fees and expenses..................................................     800,000
    Accounting fees and expenses.............................................     375,000
    Transfer agent and registrar fees........................................      15,000
    Blue Sky fees and expenses...............................................      15,000
    Miscellaneous fees and expenses..........................................     400,669
                                                                                 --------
         Total...............................................................  $1,900,000
                                                                                 ========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The section of the Prospectus entitled "The Partnership
Agreement -- Indemnification" is incorporated herein by reference.

     Reference is made to Section 6 of the Underwriting Agreement filed as
Exhibit 1.1 to this Registration Statement.

     Subject to the terms, conditions or restrictions set forth in the Partnership Agreement, the Delaware Act empowers Delaware limited partnerships to indemnify and hold harmless any partner or other person from and against claims and demands incurred in its capacity as a partner or other representative of Partnership.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     Prior to the closing of this offering, there has been no sale of securities of the Partnership.

ITEM 16. LIST OF EXHIBITS.

     The following instruments are included as exhibits to this Registration Statement and are filed herewith unless otherwise indicated. Exhibits incorporated by reference are so indicated by parenthetical information.


   +1.1   --   Form of Underwriting Agreement
   +3.1   --   Form of Agreement of Limited Partnership of Heritage Propane Partners, L.P.
               (included as Appendix A to Prospectus)
    3.2   --   Form of Agreement of Limited Partnership of Heritage Operating, L.P.
   +3.3   --   Certificate of Limited Partnership of Heritage Propane Partners, L.P.
   +3.4   --   Certificate of Limited Partnership of Heritage Operating, L.P.
   +5.1   --   Opinion of Andrews & Kurth L.L.P. as to the legality of securities being registered
   +8.1   --   Opinion of Andrews & Kurth L.L.P. relating to tax matters
   10.1   --   Form of Bank Credit Facility
   10.2   --   Form of Note Purchase Agreement
   10.3   --   Form of Contribution, Conveyance and Assumption Agreement among Heritage
               Holdings, Inc., Heritage Propane Partners, L.P. and Heritage Operating, L.P.
  +10.4   --   1989 Stock Option Plan
  +10.5   --   1995 Stock Option Plan
  +10.6   --   Restricted Unit Plan
   10.7   --   Unit Purchase Plan

  +10.8   --   Employment Agreement for R. C. Mills
  +10.9   --   Employment Agreement for G. A. Darr
 +10.10   --   Employment Agreement for H. Michael Krimbill
 +10.11   --   Employment Agreement for James E. Bertelsmeyer
 +10.12   --   Severance Plan for Executive Employees
 +10.13   --   Severance Plan for Management Employees
 +10.14   --   Severance Plan for General Employees
  +16.1   --   Letter dated April 22, 1996 from Deloitte & Touche
  +21.1   --   List of Subsidiaries
  +23.1   --   Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)
  +23.2   --   Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)
   23.3   --   Consent of Arthur Andersen LLP
   23.4   --   Consent of Turlington and Company, L.L.P.
   23.5   --   Consent of David R. Gargano, CPA, P.C.
  +24.1   --   Powers of attorney (included on the signature page contained in Part II of this
               Registration Statement)


- ---------------


 +  Previously filed


(b) Financial statement schedules

     All financial statement schedules are omitted because the information is not required, is not material or is otherwise included in the financial statements or related notes hereto.

ITEM 17. UNDERTAKINGS.

     The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the Underwriting Agreement filed as Exhibit 1.1 to the registration statement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on the 21st day of June, 1996.


                                    HERITAGE PROPANE PARTNERS, L.P.

                                    BY: HERITAGE HOLDINGS, INC.
                                       General Partner of Heritage Propane
                                        Partners, L.P.

                                       By:    /s/  H. MICHAEL KRIMBILL
                                           -----------------------------------
                                                   H. Michael Krimbill
                                            Vice President -- Chief Financial
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                  TITLE                     DATE
                  ---------                                  -----                     ----
                       *                       Chairman of the Board and Chief     June 21, 1996
- ----------------------------------------       Executive Officer (Principal
            James E. Bertelsmeyer              executive officer)

                       *                       Executive Vice President and        June 21, 1996
- ----------------------------------------       Chief Operating Officer
                  R. C. Mills

                       *                       Vice President -- Corporate         June 21, 1996
- ----------------------------------------       Development
                   G. A. Darr

        /s/  H. MICHAEL KRIMBILL               Vice President -- Chief Financial   June 21, 1996
- ----------------------------------------       Officer (Principal financial and
             H. Michael Krimbill               accounting officer)

                       *                       Director                            June 21, 1996
- ----------------------------------------
                Bill W. Byrne

                                               Director                            June 21, 1996
- ----------------------------------------
               Bryan C. Cressey

                       *                       Director                            June 21, 1996
- ----------------------------------------
                John D. Capps

                       *                       Director                            June 21, 1996
- ----------------------------------------
              J. Charles Sawyer

                                               Director                            June 21, 1996
- ----------------------------------------
                Carl D. Thoma


*By:    /s/  H. MICHAEL KRIMBILL                                                   June 21, 1996
     -----------------------------------
             H. Michael Krimbill
              Attorney-in-Fact

                               INDEX TO EXHIBITS


                                                                                       SEQUENTIALLY
EXHIBIT                                                                                  NUMBERED
NUMBER                                      DESCRIPTION                                    PAGE
- -------        ----------------------------------------------------------------------  ------------
   +1.1   --   Form of Underwriting Agreement
   +3.1   --   Form of Agreement of Limited Partnership of Heritage Propane Partners,
               L.P. (included as Appendix A to Prospectus)
    3.2   --   Form of Agreement of Limited Partnership of Heritage Operating, L.P.
   +3.3   --   Certificate of Limited Partnership of Heritage Propane Partners, L.P.
   +3.4   --   Certificate of Limited Partnership of Heritage Operating, L.P.
   +5.1   --   Opinion of Andrews & Kurth L.L.P. as to the legality of securities being registered
   +8.1   --   Opinion of Andrews & Kurth L.L.P. relating to tax matters
   10.1   --   Form of Bank Credit Facility
   10.2   --   Form of Note Purchase Agreement
   10.3   --   Form of Contribution, Conveyance and Assumption Agreement among
               Heritage Holdings, Inc., Heritage Propane Partners, L.P. and Heritage
               Operating, L.P.
  +10.4   --   1989 Stock Option Plan
  +10.5   --   1995 Stock Option Plan
  +10.6   --   Restricted Unit Plan
   10.7   --   Unit Purchase Plan
  +10.8   --   Employment Agreement for R. C. Mills
  +10.9   --   Employment Agreement for G. A. Darr
 +10.10   --   Employment Agreement for H. Michael Krimbill
 +10.11   --   Employment Agreement for James E. Bertelsmeyer
 +10.12   --   Severance Plan for Executive Employees
 +10.13   --   Severance Plan for Management Employees
 +10.14   --   Severance Plan for General Employees
  +16.1   --   Letter dated April 22, 1996 from Deloitte & Touche
  +21.1   --   List of Subsidiaries
  +23.1   --   Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)
  +23.2   --   Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)
   23.3   --   Consent of Arthur Andersen LLP
   23.4   --   Consent of Turlington and Company, L.L.P.
   23.5   --   Consent of David R. Gargano, CPA, P.C.
  +24.1   --   Powers of attorney (included on the signature page contained in Part
               II of this Registration Statement)


- ---------------

 +  Previously filed